Investor Presentation November 18, 2024 The Hangar on Vantage Campus South San Francisco, CA

Disclaimers This Healthpeak Properties, Inc. (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, express or implied, is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. Forward-Looking Statements Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things: (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, financing activities, or other transactions discussed in this release, including statements regarding our anticipated synergies from our merger with Physicians Realty Trust (the "Merger"); (ii) information presented under the heading “Current 2024 Guidance” and outlooks relating to lab and outpatient medical; and (iii) potential capital sources and uses. Pending acquisitions, dispositions, development or redevelopment activity, joint venture transactions, leasing activity, and financing activity, including those subject to binding agreements, remain subject to closing conditions and may not be completed within the anticipated timeframes or at all. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this release, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: macroeconomic trends, including inflation, interest rates, construction and labor costs, and unemployment; risks associated with the merger, including, but not limited to, our ability to integrate the operations of the Company and Physicians Realty Trust successfully and realize the anticipated synergies and other benefits of the Merger or do so within the anticipated time frame; changes within the industries in which we operate; significant regulation, funding requirements, and uncertainty faced by our lab tenants; factors adversely affecting our tenants’, operators’, or borrowers’ ability to meet their financial and other contractual obligations to us; the insolvency or bankruptcy of one or more of our major tenants, operators, or borrowers; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in that specific sector than if we invested across multiple sectors; the illiquidity of real estate investments; our ability to identify and secure new or replacement tenants and operators; our property development, redevelopment, and tenant improvement risks, including project abandonments, project delays, and lower profits than expected; the ability of the hospitals on whose campuses our outpatient medical buildings are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to develop, maintain, or expand hospital and health system client relationships; operational risks associated with third-party management contracts, including the additional regulation and liabilities of our properties operated through structures permitted by the Housing and Economic Recovery Act of 2008, which includes most of the provisions previously proposed in the REIT Investment Diversification and Empowerment Act of 2007 (commonly referred to as “RIDEA”); economic conditions, natural disasters, weather, and other conditions that negatively affect geographic areas where we have concentrated investments; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our use of joint ventures that may limit our returns on and our flexibility with jointly owned investments; our use of fixed rent escalators, contingent rent provisions, and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose or exercise rights on collateral securing our real estate-related loans; any requirement that we recognize reserves, allowances, credit losses, or impairment charges; investment of substantial resources and time in transactions that are not consummated; our ability to successfully integrate or operate acquisitions; the potential impact on us and our tenants, operators, and borrowers from litigation matters, including rising liability and insurance costs; environmental compliance costs and liabilities associated with our real estate investments; our ability to satisfy environmental, social and governance and sustainability commitments and requirements, as well as stakeholder expectations; epidemics, pandemics, or other infectious diseases, including the coronavirus disease (Covid), and health and safety measures intended to reduce their spread; human capital risks, including the loss or limited availability of our key personnel; our reliance on information technology systems and any material failure, inadequacy, interruption, or security failure of that technology; volatility, disruption, or uncertainty in the financial markets; increased borrowing costs, including due to rising interest rates; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, bank failures or other events affecting financial institutions and other factors; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; the failure of our tenants, operators, and borrowers to comply with federal, state, and local laws and regulations, including resident health and safety requirements, as well as licensure, certification, and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety, and other regulations; laws or regulations prohibiting eviction of our tenants; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administrative decisions affecting the Centers for Medicare and Medicaid Services; our participation in the Coronavirus, Aid, Relief and Economic Security Act Provider Relief Fund and other Covid-related stimulus and relief programs; our ability to maintain our qualification as a real estate investment trust (“REIT”); our taxable REIT subsidiaries being subject to corporate level tax; tax imposed on any net income from “prohibited transactions”; changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; conflicts of interest between the interests of our stockholders and the interests of holders of Healthpeak OP, LLC (“Healthpeak OP”) common units; provisions in the operating agreement of Healthpeak OP and other agreements that may delay or prevent unsolicited acquisitions and other transactions; our status as a holding company of Healthpeak OP; and other risks and uncertainties described from time to time in our Securities and Exchange Commission filings. Moreover, other risks and uncertainties of which we are not currently aware may also affect our forward-looking statements, and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our website or otherwise. We do not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward- looking statements were made. Market and Industry Data This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although Healthpeak believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and Healthpeak has not independently verified this information. Non-GAAP Financial Measures This presentation contains certain supplemental non-GAAP financial measures. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. We caution you that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the third quarter 2024 Discussion and Reconciliation of Non-GAAP Financial Measures available on our website at http://ir.healthpeak.com/quarterly-results. This document is hereafter referred to as the “3Q24 Non-GAAP” in these materials. In addition, the Appendix to this presentation entitled "Reconciliation of Certain Non-GAAP Financial Measures" provides updated reconciliations for certain forward-looking non-GAAP financial measures to their respective most directly comparable GAAP financial measure. These updated reconciliations supersede pages 9-11 of the Discussion and Reconciliation of the 3Q24 Non- GAAP. Other than the updates described herein and set forth below, the 3Q24 Non-GAAP remains unchanged. Definitions and a discussion of non-GAAP financial measures presented herein are included in the 3Q24 Non-GAAP. 2Investor Presentation – November 2024

About Healthpeak Healthpeak is a leading owner, operator, and developer of real estate for healthcare discovery and delivery. Our real estate is uniquely positioned to benefit from the aging population and universal desire for better health with purpose-built lab campuses and a high-quality outpatient medical portfolio affiliated with leading health systems. S&P 500 Company Baa1 / BBB+ Credit Rating 5.8% Dividend Yield $24B Total Assets 49M SF 700 Properties Investor Presentation – November 2024 3 Baylor Scott & White Charles A. Sammons Cancer Center Dallas, TX – Outpatient Medical Portfolio Vantage South San Francisco, CA – Lab Portfolio Nexus on Grand South San Francisco, CA – Lab Portfolio Note, total square footage and property count as of 9/30/24. Total Assets based on gross book value as of 9/30/24. Dividend yield based on Healthpeak’s $1.20 annualized dividend and a share price of $20.86 as of 11/15/24. Future dividends are at the discretion of Healthpeak’s Board of Directors. Baa1 credit rating from Moody’s, BBB+ credit rating from S&P.

Why Invest in Healthpeak

Compelling Value and Growth Opportunity[1]

- Well-covered ~5.8% dividend yield + 4.5% same-store growth
- $60M future Cash NOI upside from marquee lab dev/redev campuses plus at least $10M additional merger synergies in 2025+
- Under-levered balance sheet with $500M to $1B of dry powder for accretive investments
- Additional total return opportunity from stock price reversion to consensus NAV and historical FFO multiple

Executing With Excellence[1]

- Double digit earnings growth over the last three years (FFO as Adjusted +12% | AFFO +17%)
- Increased midpoints of 2024 guidance for FFO as Adjusted and AFFO by +5 pennies and same-store growth by +150 basis points vs original 2024 guidance
- Merger synergies tracking to $50M in 2024; outperformance driven by property management internalization
- YTD dispositions of $1.2B at a 6.5% cap rate; $188M of share repurchases at a high-7% implied cap rate
- YTD executed 1.7M SF of lab leases and 5.3M SF of outpatient medical leases

1) "Same-store growth" represents Merger-Combined Same-Store Cash (Adjusted) NOI growth. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures including AFFO, FFO as Adjusted, "EBITDAre", and "Merger-Combined Same-Store" (referred to herein as "same-store" or "SS") used in this presentation can be found in the 3Q 2024 Non-GAAP at http://ir.healthpeak.com/quarterly-results and in the Appendix to these materials. 4.5% same-store growth represents the mid-point of Healthpeak's 2024 same-store Guidance, see page 8 for details on estimated Cash NOI upside and in the Appendix for Current 2024 Guidance. Dividend yield based on Healthpeak's $1.20 annualized dividend and a share price of $20.86 as of 11/15/24. Consensus NAV per share of $24.17 as of 11/15/24 per Capital IQ.

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Investor Presentation – November 2024 | 4

Under-Levered Balance Sheet with $500M to $1B of Dry Powder for Accretive Investments Debt Maturities 5 1) Credit metrics and debt maturities as of 9/30/24. Refer to 3Q24 Non-GAAP at http://ir.healthpeak.com/quarterly-results. Liquidity consists of Healthpeak’s cash and cash equivalents of $180M and available capacity under Healthpeak’s revolving credit facility. Net floating rate debt includes variable rate loans receivable of $106M. Weighted average maturity assumes one-year extension option is exercised for Healthpeak’s $250M unsecured term loan maturing 2/22/27. Weighted average interest rate based on coupon rate and excludes amortization of any discount / premium and deferred financing costs. Well-laddered maturities and BBB+ / Baa1 (stable) credit rating Investor Presentation – November 2024 $0.8 $0.7 $0.9 $0.9 $0.7 $0.3 $0.7 $0.8 $0.1 $0.4 $0.0 $0.9 $1.1 $1.2 $1.6 $1.5 $0.8 $1.1 $0.8 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ Unsecured Bonds Unsecured Term Loans Secured Debt (Inclusive of Pro Rata JVs) 5.1x Net Debt to EBITDAre Key Credit Metrics(1) 3.7% Wtd Avg Interest Rate 0% Net Floating Rate Debt ~$3B Liquidity 4.4 Years Wtd Avg Debt Maturity 2.3% Secured Debt Ratio ($ in billions)

Double Digit Earnings Growth Over the Past Three Years 6 FFO as Adjusted per Share(1) AFFO per Share(1) $1.61 $1.81 2021 2024 $1.35 $1.58 2021 2024 +12% +17% Investor Presentation – November 2024 Earnings growth driven by development earn-in, property performance, merger synergies, and more efficient G&A 1) 2024 FFO as Adjusted and AFFO per share based on the mid-point of Healthpeak’s current guidance ranges provided on 11/18/24 per the Appendix to these materials.

Increased Earnings Guidance 4 Times in 2024 7 FFO as Adjusted Same-Store Growth Original 2024 Guidance(1) Current 2024 Guidance Midpoint Variance + $0.05$1.81$1.76 + $0.05$1.58$1.53 + 150 bps4.50%3.0% 1) Represents midpoint of Healthpeak’s original 2024 Outlook Guidance provided on 2/8/2024. Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures can be found in the Discussion and Reconciliation of Non-GAAP Financial Measures for the fourth quarter 2023 (for Original 2024 Guidance) at http://ir.healthpeak.com/quarterly-results. AFFO Investor Presentation – November 2024

Executed Leases to Capture >50% of $60M Cash NOI Upside from Marquee Development and Redevelopment Campuses

	Potential Upside 2025+ NOI[1]	Leased / Committed Upside 2025+ NOI	% Upside Leased or Committed[2]	Recent Updates[3]
Portside Redevelopment	+$25M	+$19M	~75%	In October, signed a 205K SF lease with an existing private life science tenant
Vantage Development	+$15M	+$7M	~50%	In October, signed a 63K SF lease with an existing private biotech tenant
Gateway Development	+$10M	+$5M	~50%	In 3Q, signed a 37K SF lease with a private biotech tenant and a 33K SF letter of intent (LOI) with a mid-cap biotech
Directors Place Redevelopment	+$10M	+$2M	~20%	In October, signed a 33K SF LOI with an existing private biotech tenant
	+$60M	**+$33M**	**> 50%**	

1) Estimated stabilized cash NOI is based on a mid-point of current market rents. Subject to change based on market conditions. Refer to 3Q24 Non-GAAP for definition of Cash NOI.
2) Percent of upside corresponding to space that is committed via executed leases and outstanding LOIs. Earnings benefit from upside partially offset by a decrease in capitalized interest upon lease commencements. See 3Q 2024 Earnings Release for lease commencement dates.
3) The existing footprint of tenants referenced is approximately 145K SF, which we expect to backfill with new tenants in 2025 and beyond.

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Investor Presentation – November 2024 | 8

Outperforming Merger Synergy Targets

Accelerated internalization and higher profit margins resulted in +$10 million of additional earnings benefit during 2024

3Q Revised 2024 Target	**+ $50M**
Original 2024 Target	**+ $40M**
2024 Outperformance	**+ $10M**
2025+ Remaining Synergies[(1)]	**> $10M**

Property Management Internalization Update

Market	SF (M)	Completion
Bay Area	6.2	✓ Feb 2024
San Diego	2.2	✓ Feb 2024
Dallas	2.0	✓ Mar 2024
Nashville	1.8	✓ Apr 2024
Louisville	1.5	✓ Apr 2024
Seattle	0.8	✓ Apr 2024
Chicago	0.6	✓ Apr 2024
Indianapolis	0.3	✓ Apr 2024
Wisconsin	0.2	✓ Apr 2024
Arkansas	0.5	✓ May 2024
Arizona	1.1	✓ Jul 2024
Mississippi	0.2	✓ Jul 2024
Denver	1.2	✓ Sep 2024
Utah	0.8	✓ Sep 2024
Year-to-Date Total	**19.4**	
Additional Markets in 2025+	~14	
Previously Internalized	~5	
Total	**~38**	**DOC 75+% internally managed upon completion**

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Investor Presentation – November 2024 | 9

1) Represents incremental merger-related synergies above the approximately $50 million incorporated into Healthpeak's current 2024 Guidance.

Lab Overview

We Continue to Outperform

Year to Date Results: 1.7M SF of Leasing | +7% Cash Rent MTM | 96% Occupancy

Tenant Priority Checklist	Healthpeak Competitive Advantage
Prime Locations	✓ Exclusively located in top markets / submarkets: ~70% of ABR in South San Francisco, Torrey Pines, and Cambridge
Brand Name and Reputation	✓ Industry leader for 20+ years partnering with leading biopharma tenants
High-Quality Portfolio	✓ Purpose-built product at a range of price points and suite sizes to cater to diverse tenant requirements; ~85% of ABR from campuses 400K+ SF
Scale and Expertise	✓ 11M SF portfolio with strategic land bank to fulfill tenant growth needs
Established Industry Relationships	✓ 200 existing tenant relationships overseen by best-in-class local teams in Bay Area, Boston, and San Diego markets
Capitalization and Stability	✓ Long-term owner with unencumbered BBB+ / Baa1 rated balance sheet provides comfort for tenants

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Investor Presentation – November 2024 | 11

Strategically Located in Long-Established Life Science Submarkets

Well-occupied portfolio with upside from lease-up of South San Francisco and Sorrento Mesa re/developments

Lab Market[1]	Submarkets	Percent of Total Healthpeak ABR	Total SF	Occupancy Operating | Total[2]
Bay Area	South San Francisco	19.4%	5,030K	95% | 83%
	Redwood City	2.9%	645K	96% | 96%
	Hayward	1.5%	530K	99% | 99%
Boston	West Cambridge	5.3%	1,430K	92% | 92%
	Lexington / Waltham	5.0%	1,315K	100% | 100%
San Diego	Torrey Pines	3.6%	1,160K	93% | 91%
	Sorrento Mesa	1.6%	900K	100% | 75%
	UTC	0.4%	135K	89% | 89%
Total Healthpeak		**39.7%**	**11.1M**	**96% | 88%**

1) Square footage includes operating portfolio and expected square footage from development and redevelopment properties. Percent of 3Q 2024 Annualized Base Rent (ABR) based on operating portfolio only.
2) Total occupancy by market and for Total Healthpeak includes the net impact of recently signed leases at re/development campuses.

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Investor Presentation – November 2024 | 12

Platform and Footprint to Drive Leasing and Capture Market Share

Key Healthpeak Statistics

~200 Existing Tenants

75% of 2024 Lease Executions with Existing Tenants

83% TTM Tenant Retention[1]

Select 2024 Lease Executions

Existing Tenant	Quarter Signed	Campus	Tenant Type	Tenant Total SF	SF Increase
✓	4Q	Portside	Private Life Science	205,000	~150,000
✓	4Q	Vantage	Private Biotech	63,000	17,000
	3Q	Pointe Grand	Private Biotech	51,000	51,000
✓	3Q	Seaport	Mid-Cap Biotech	186,000[2]	43,000
	3Q	Gateway	Private Biotech	37,000	37,000
	3Q	The Cove	Private Biotech	36,000	36,000
✓	2Q	Torrey Pines	Large-Cap Biopharma	86,000	21,000

1) TTM retention including 126,000 square foot lease that went direct with the former subtenant in 1Q24.
2) Tenant executed a 43K SF expansion lease in 2024, bringing total SF in the Healthpeak portfolio to 186K.

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Investor Presentation – November 2024 | 13

Biotech Capital Markets Activity Has Increased Significantly 14 Source: Baird Biotech Monthly ECM Report, October 2024. Percent increases may not add due to rounding. Investor Presentation – November 2024 Increased capital raising is having a direct and positive impact on Healthpeak’s leasing activity Year-Over-Year Increase Venture Capital +30% IPO +36% Follow-Ons +63% PIPEs +88% $0B $30B $60B 2023 1Q - 3Q 2024 1Q - 3Q Biotech Capital Raising 2023 vs 2024 $34B +50% increase $51B $2B $5B $11B $16B $3B $9B $14B $25B

Healthpeak Leasing Activity Has Accelerated 15Investor Presentation – November 2024 2024 leasing activity has increased significantly, Healthpeak is capturing market share, and the pipeline remains strong Key YTD 2024 Lab Leasing Statistics 0M 1M 2M 2023 1Q - Oct. 2024 1Q - Oct. Lab Lease Executions 2023 vs 2024 0.7M SF +145% increase 1.7M SF 3Q + Oct 2Q 1Q Majority of executions in 2Q & 3Q 1.7M SF Lease Executions 813K SF | 7% Renewals | MTM 871K SF New Leases 575K SF Outstanding LOIs 3Q + Oct 2Q 1Q

New Supply is Declining Precipitously with Essentially NO New Starts 16 1) Source: JLL Research; Includes lab deliveries in Greater DC, Boston, Denver, Philadelphia, New Jersey, Bay Area, Raleigh-Durham, San Diego, and Seattle. Investor Presentation – November 2024 The supply / demand environment is set up to improve significantly as we head into 2025+ 0M 20M 2022 2023 2024 2025 2026 2027 Vacant / Non-Pre-Leased Lab Deliveries(1) 4M SF 9M SF 16M SF 4M SF 0.5M SF 0M SF SF in millions 75% decrease

Limited 2025 & 2026 Lab Lease Maturities The majority of 2025 leasing requirements are either under LOI, in active discussions, or are anticipated redevelopments 2025 Lab Lease Expirations(1) 786K SF 207K SF under LOI 17Investor Presentation – November 2024 115K SF in active discussions 326K SF to be redeveloped at expiration 2026 Lab Lease Expirations(1) 172K SF already under LOI 448K SF 1) Lease expiration data as of 9/30/24. Categorization of lease expiration based on current outstanding LOIs and management assumptions.

Outpatient Medical Overview

Unmatched Outpatient Medical Portfolio & Platform

Best-in-class portfolio and platform differentiate Healthpeak

Leading Scale & Portfolio Quality With Unmatched Experience & Health System Relationships

527 Properties	**38M** SF
92% Occupancy	**5.6 Year** Remaining Lease Term
89% TTM Retention Rate	**+7.8%** YTD Cash Re-Leasing Spreads
96% On-Campus or Affiliated	**70%** Leased to Health Systems

Sector Leading Same-Store Growth[1]

Vertically Integrated Platform

Top 10 Outpatient Medical MSAs (Total Area in SF)



Dallas, TX
4.7M
Houston, TX
3.7M
Nashville, TN
2.0M
Louisville, KY
1.9M
Phoenix, AZ
1.5M
Denver, CO
1.3M
Atlanta, GA
1.3M
Philadelphia, PA
1.3M
Minneapolis, MN
1.3M
Seattle, WA
1.1M

***54%* of OM ABR from Top 10 Markets**

Note, portfolio data as of 9/30/24.

1) From 1Q19 through 2Q24, average quarterly outpatient medical same-store growth for the Healthpeak / Physicians Realty Trust composite was 2.6%. This compares to average growth of 2.3% for a composite of reported outpatient medical same-store growth for Healthcare Realty, Healthcare Trust of America, Welltower, and Ventas during the time periods for which publicly disclosed data was available.

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Investor Presentation – November 2024 | 19

Superior Relationships with Leading Health Systems in Each Local Market

Broad and deep health system relationships create outsized opportunities for internal and external growth

Health System	Metric	Value
HCA Healthcare	Anchored Assets[1]	68
	Leased Area (SF)	5.0M
CommonSpirit	Anchored Assets	37
	Leased Area	2.1M
UofL Health	Anchored Assets	10
	Leased Area	0.8M
Ascension	Anchored Assets	13
	Leased Area	0.8M
Northside Hospital	Anchored Assets	8
	Leased Area	0.8M
McKesson	Anchored Assets	10
	Leased Area	0.7M
HonorHealth	Anchored Assets	9
	Leased Area	0.5M

Healthpeak Relationships Within Top 10 OM Markets[2]



Seattle
Swedish
CommonSpirit
Minneapolis
Allina Health
Louisville
UofL Health
Norton Healthcare
Philadelphia
Jefferson Health
Denver
HCA
Nashville
HCA
Dallas
HCA
Baylor Scott & White
McKesson
Phoenix
HonorHealth
Tenet
Atlanta
Northside
Houston
HCA
Memorial Hermann
CommonSpirit

1) Anchor presence in table above defined as a >20,000 square foot lease with the respective system.
2) Top 10 OM Markets by Leased Area as of 9/30/24.

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Investor Presentation – November 2024 | 20

Development & Loan Opportunities Create Pipeline for External Growth

Health system relationships provide proprietary opportunities for investment in trophy quality development assets



Northside Medical Buford
Atlanta, GA

NORTHSIDE HOSPITAL

Delivered: 2Q 2024

Investment	$38M
Size (SF)	97K
$ / psf	$392
% Pre-Leased	100%



Galen Aurora
Denver, CO

HCA Healthcare®

Estimated: 2Q 2025

Investment	$40M
Size (SF)	72K
$ / psf	$555
% Pre-Leased	100%



HonorHealth Pima (Loan)
Phoenix, AZ

HONORHEALTH

Estimated: 4Q 2025

Investment	$44M
Interest Rate	7.5%
Size (SF)	97K
% Pre-Leased	86%



Abrazo Buckeye (Loan)
Phoenix, AZ

Tenet Health

Estimated: 1Q 2025

Investment	$21M
Interest Rate	9.4%
Size (SF)	63K
% Pre-Leased	90%

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Note: Includes transactions executed by Healthpeak and Physicians Realty Trust.

Investor Presentation – November 2024 | 21

Favorable Sector Fundamentals

Supply and demand fundamentals provide favorable backdrop for accelerating growth in rent and NOI

CMS Projections of National Health Expenditures



$8T
$4T
$0T
$7.7T
2018
2020
2022
2024e
2026e
2028e
2030e
2032e

Healthcare expenditures are increasing alongside the aging of America…

Growth of Visits by Insured Patients (1Q18 Baseline)



125
100
75
Outpatient +17%
Inpatient (15%)
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2018
2019
2020
2021
2022
2023
24

… with care delivery migrating to outpatient settings due to lower cost and consumer preference.

OM Construction Cost PSF



$550
$450
$350
$532
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2018
2019
2020
2021
2022
2023
2024

Inflation has increased the replacement cost of Outpatient Real Estate…

OM Construction Starts (SF)



30M
15M
0M
2015
2016
2017
2018
2019
2020
2021
2022
2023
2015 - 2019
25.6M Ft / Yr
2020 - 2023
19.6M Ft / Yr

… reducing construction starts and increasing demand for existing facilities.

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Investor Presentation – November 2024 | 22

Sources: Kaiser Family Foundation (KFF) analysis of CMS 'National Health Expenditure' data; KFF analysis of Mark Farrah Associates 'Health Coverage Portal' data. OM Construction Data par Revista (Revistamed.com).

Recent Dispositions Enhance Portfolio Quality

Sale of 72 non-core assets for $876M fortifies Healthpeak's leading OM portfolio

Improved Portfolio Quality

% Leased to Health Systems



57%
70%
OM Dispositions
Retained OM Assets

Average Property Size (SF)



45k
72k
OM Dispositions
Retained OM Assets

On Campus / Affiliated



88%
96%
OM Dispositions
Retained OM Assets

Market Demographics[(1)]

Population Density



2,300
3,600
OM Dispositions
Retained OM Assets

Expected Population Growth Rate



2.4%
3.3%
OM Dispositions
Retained OM Assets

Disposition Portfolio Markets

Market	Sale #	% Sale SF
Ohio *(Columbus & Cincinnati)*	13	23%
Nebraska *(Omaha & Grand Island)*	7	16%
North Dakota *(Bismarck, Minot, Williston)*	7	12%
New York *(Syracuse & Rochester)*	7	11%

Note: Dispositions include two properties currently under contract.
1) Current 5-mile population density shown as people per square mile. 5-mile population growth expectation from 2023-2028, weighted by leasable area. Source: Placer.ai.

Healthpeak® | DOC LISTED NYSE
Investor Presentation – November 2024 | 23

CommonSpirit Renewal Exceeded Street Expectations

Discussion

- In July 2024, Healthpeak executed an early lease renewal with CommonSpirit, extending the entirety of the Company's 2M square foot relationship
  - Prior to this extension, 80% of related leases were due to expire in 2026, 2027, and 2028

- This renewal exemplifies DOC's focus on the cultivation of long-term relationships with leading health systems
  - Added +8 years of lease term, increasing in-place WALT to +11 years
  - Achieved +13% blended cash re-leasing spread
  - Annual escalator increased from 2.5% to 3.0%


St Luke's Health - Springwoods Village
Spring, TX
CHI St. Luke's Health

Lease KPIs & Maturity Schedule

2M SF Renewed Square Footage	**+13%** Cash Re-Leasing Spread
+8.2 Years Lease Term Added	**+3.0%** New Annual Escalator

CommonSpirit

Healthpeak® | DOC LISTED NYSE
Investor Presentation – November 2024 | 24

Appendix: Reconciliation of Certain Non-GAAP Financial Measures

2024 Current Guidance Reconciliation(1) Investor Presentation – November 2024 26 1) The foregoing projections reflect management's view of current and future market conditions as of November 18, 2024, including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on October 24, 2024. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. Refer to the 3Q24 Non-GAAP for definitions and additional discussion of the Non-GAAP metrics referenced in this Appendix. 2024 Guidance Ranges Low High Diluted earnings per common share 0.41$ 0.43$ Real estate related depreciation and amortization 1.55 1.55 Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures 0.07 0.07 Noncontrolling interests' share of real estate related depreciation and amortization (0.03) (0.03) Loss (gain) on sales of depreciable real estate, net (0.28) (0.28) Loss (gain) upon change of control, net (0.12) (0.12) Taxes associated with real estate dispositions 0.02 0.02 Diluted Nareit FFO per common share 1.62$ 1.64$ Transaction and merger-related items 0.16$ 0.16$ Other impairments (recoveries) and other losses (gains), net 0.02 0.02 Diluted FFO as Adjusted per common share 1.80$ 1.82$ Stock-based compensation amortization expense 0.03$ 0.03$ Amortization of deferred financing costs and debt discounts (premiums) 0.05 0.05 Straight-line rents (0.07) (0.07) AFFO capital expenditures (0.18) (0.18) Amortization of above (below) market lease intangibles, net (0.05) (0.05) Other AFFO adjustments (0.01) (0.01) Diluted AFFO per common share 1.57$ 1.59$ On November 18, 2024, Healthpeak Properties, Inc. (the “Company”) increased its full year 2024 guidance ranges for diluted earnings per common share, diluted Nareit FFO per common share, diluted FFO as Adjusted per common share, diluted AFFO per common share, Cash (Adjusted) NOI, and Merger-Combined Same-Store Cash (Adjusted) NOI. The Appendix provides updated reconciliations for these forward-looking non-GAAP financial measures to their respective most directly comparable GAAP financial measure. These updated reconciliations supersede pages 9-11 of the Discussion and Reconciliation of the 3Q24 Non-GAAP. Other than the updates described herein and set forth below, the 3Q24 Non-GAAP remain unchanged. Definitions and a discussion of non-GAAP financial measures presented herein are included in the 3Q24 Non-GAAP.

2024 Current Guidance Reconciliation(1) Investor Presentation – November 2024 27 1) The foregoing projections reflect management's view of current and future market conditions as of November 18, 2024, including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on October 24, 2024. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. May not foot or recalculate due to the rounding. 2) Total Merger-Combined Same-Store Cash (Adjusted) NOI includes legacy Physicians Realty Trust properties that met the same-store criteria as if they were owned by the Company for the full analysis period. This information allows our investors, analysts, and Company management to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our portfolio of properties, excluding properties within the other non-reportable segments. Refer to the 3Q24 Non-GAAP for the definition and additional discussion of the Non-GAAP metrics used in this presentation. For the projected year 2024 Total Portfolio Net Income 301$ 315$ Real estate related depreciation and amortization 1,050 1,050 Loss (gain) on sales of depreciable real estate, net (188) (188) Other impairments (recoveries) and other losses (gains), net 11 11 Other income, costs, and expense adjustments for Cash (Adjusted) NOI 314 314 Cash (Adjusted) NOI 1,488$ 1,502$ Pre-Merger legacy Physicians Realty Trust Adjusted NOI 53 53 Merger-Combined non-SS Adjusted NOI (183) (184) Total Merger-Combined Same-Store Cash (Adjusted) NOI(2) 1,358$ 1,371$ For the year-ended December 31, 2023 Total Portfolio Net Income 335$ Real estate related depreciation and amortization 750 Loss (gain) on sales of depreciable real estate, net (86) Other impairments (recoveries) and other losses (gains), net (6) Other income, costs, and expense adjustments for Cash (Adjusted) NOI 212 Cash (Adjusted) NOI 1,205$ Pre-Merger legacy Physicians Realty Trust Adjusted NOI 312 Merger-Combined non-SS Adjusted NOI (212) Total Merger-Combined Same-Store Cash (Adjusted) NOI(2) 1,305$ Projected Merger-Combined Cash Same-Store for the full year 2024 Low 4.00% High 5.00%